Impairment of Jaguar Land Rover Business	12 Months Ended
Mar. 31, 2021
Text block [abstract]
Impairment of Jaguar Land Rover Business
17.	Impairment of Jaguar Land Rover Business
The operations of its subsidiary Jaguar Land Rover (JLR), excluding equity accounted investments, represents a single cash-generating unit (“CGU”). This is because of the closely connected nature of the cash flows and the degree of integrated development and manufacturing activities.
In response to the annual requirement of accounting standard, and the impact of Reimagine, management performed an impairment assessment of its JLR cash generating unit (CGU) as at March 31, 2021.
For the year ended March 31, 2021 assessment, the recoverable value was determined using the value in use (“VIU”) approach. No impairment was identified as the CGU recoverable amount exceeded its carrying amount by Rs. 272,066.9 million (Rs. 35,543.1 million in the year ended March 31, 2020). The impairment loss recorded in the previous year was not reversed because the underlying reasons for the increased headroom do not support this. The increase in headroom is more related to unwinding of the discount rate and asset write-offs than an improvement in the underlying performance of the business when compared against the assumed performance at the date of impairment.
JLR has considered it appropriate to undertake the impairment assessment with reference to the latest business plan that was in effect as at the reporting date. The business plan includes a five-year cash flow forecast and contains growth rates that are primarily a function of the JLR’s Cycle Plan assumptions, historic performance and management’s expectation of future market developments through to 2025/26.
In forecasting the future cash flows management have given due consideration to the risks that have arisen due to the current economic uncertainty.
JLR used a long term growth rate of 1.9% (1.9% in the years ended in March 31, 2020 and March 31, 2019) to extrapolate cash flow projections beyond the period covered by the business plan and a pre-tax discount rate of 13.6% (12.5% in the year ended in March 31, 2020 and 11.8% in the year ended in March 31, 2019).
The approach and key assumptions used to determine the CGU VIU were as follows:

•
Terminal value variable profit
– Due to the importance of product mix to the business’ cash flow the management consider variable profit to be a key assumption. Whilst years 1 to 5 of the business plan is largely driven from the existing portfolio, management’s Reimagine strategy results in a change in product portfolio in the outer years of the business plan. When considering the cash flows to model into perpetuity, it is therefore necessary to derive a steady-state variable profit value based on this change, the business plan volume set and associated implied variable profit levels;

•
Terminal value capital expenditure
– The
5-year
cash flows timing and amount are based on the latest Cycle Plan. The terminal value has been derived basis the management’s best estimate of a maintenance level of capital expenditure which has been derived from depreciation and amortisation expectations and funding requirements in responses to longer-term industry trends which are anticipated in the VIU calculation.

Sensitivity to Key Assumptions
The key assumptions that impact the value in use are those that

(i)	involve a significant amount of judgement and estimation and

(ii)
drive significant changes to the recoverable amount when flexed under reasonably possible outcomes. As a significant portion of the recoverable amount lies in the VIU terminal value, management have focussed disclosures on reasonably possible changes that impact the terminal value.

Given the inherent uncertainty about how risk may arise, and the interaction of volumes and cost management, management consider a net impact on terminal period cash flows to be the best means of indicating the sensitivity of the model to such changes in the terminal period.

The value of key assumptions used to calculate the recoverable amount are as follows:

	As at March 31,
	2021	2020
Terminal value variable profit (%GVR)	21.4%	19.7%
Terminal value capital expenditures (%GVR)	8.9%	9.1%
Long term growth rate and discount rate were not considered key assumptions in the year ended in March 31, 2021 as they are not driving significant changes to the recoverable amount when flexed under reasonably possible outcomes.
The table below shows the amount by which the value assigned to the key assumptions must change for the recoverable amount of the CGU to be equal to its carrying amount:

	As at March 31,
	2021		2020
	Revised Assumption	% Change	Revised Assumption	% Change
Terminal value variable profit (%GVR)	20.1%	-6.3%	19.5%	-0.9%
Terminal value capital expenditures (%GVR)	10.2%	15.1%	9.3%	1.9%
FY19 disclosures with no FY21 or FY20 equivalent
In the impairment assessment performed by the company as at March 31, 2019, the recoverable value was determined based on value in use (“VIU”), which was marginally higher than the fair value less cost of disposal (“FVLCD”) of the relevant assets of the CGU.
The recoverable amount was lower than the carrying value of the CGU, and this resulted in an impairment charge of Rs. 278,379.1 million (GBP 3,105 million) being recognized for the year ended March 31, 2019.
The impairment loss of Rs. 278,379.1 million (GBP 3,105 million) has been allocated initially against goodwill of Rs. 81.1 million (GBP 1 million) and the relevant assets, and thereafter the residual amount has been allocated on a pro-rated basis. This has resulted in Rs. 125,130.9 million (GBP 1,396 million) allocated against tangible assets and Rs. 153,167.1 million (GBP 1,709 million) allocated against intangible assets.